Supplement dated June 16, 2023 to the Initial Summary Prospectus and Statutory Prospectus dated
May 1, 2023 for the following variable annuity contracts issued by Pacific Life Insurance Company:
Pacific Odyssey (offered on or after October 1, 2013), and Pacific Choice Variable Annuity and the following variable annuity contracts issued by Pacific Life & Annuity Company:
Pacific Odyssey (offered on or after October 1, 2013), and Pacific Choice Variable Annuity

The purpose of this supplement is to modify the annual charge for certain optional living benefit riders. This supplement must be preceded or accompanied by the Initial Summary Prospectus, or Statutory Prospectus, as applicable (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective July 3, 2023, all references in the Prospectus to the current annual charge percentage for the following optional living benefit rider will change to the following:

Current Annual Charge Percentage
Protected Investment Benefit (5-Year Option)	1.00%
Protected Investment Benefit (10-Year Option)	0.95%

If your Rider Effective Date is before July 3, 2023, this does not change your rider charges. The Maximum Annual Charge Percentage is not changing for the optional riders listed above. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Living Benefit Rider Charges section in the Prospectus for complete information.

Form No. PIBSUP0623